Exhibit 10.14

AMENDMENT NO. 13 TO CREDIT AGREEMENT
AMENDMENT NO. 13 TO CREDIT AGREEMENT, dated as of January 15, 2026 (this “Amendment”), among Legence Holdings LLC (f/k/a Refficiency Holdings LLC), a Delaware limited liability company (the “Borrower”), Jefferies Finance LLC, as Administrative Agent (in such capacity, the “Administrative Agent”), the Revolving Credit Lenders party hereto (which constitute all of the Revolving Credit Lenders) and the L/C Issuers.
WHEREAS, the Borrower, the other Guarantors party thereto, the Administrative Agent, and the Lenders are party to that certain Credit Agreement, dated as of December 16, 2020 (as amended, restated, amended and restated, supplemented or otherwise modified prior to the date hereof, the “Existing Credit Agreement”, as further amended by this Amendment, the “Amended Credit Agreement”); capitalized terms used and not otherwise defined herein shall have the meanings assigned to such terms in the Amended Credit Agreement.
NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, and subject to the conditions set forth herein, the parties hereto hereby agree as follows:
Article I

Credit Agreement Amendments

A.Section 2.03(i) of the Existing Credit Agreement is hereby amended to read as follows (with deleted text in ~~red strikethrough~~ and added text in blue underline):
“(i) Subject to the terms and conditions set forth herein, (A) each L/C Issuer agrees, in reliance upon the agreements of the other Revolving Credit Lenders set forth in this Section 2.03, (1) from time to time on any Business Day during the period from the Closing Date until the Letter of Credit Expiration Date to issue Letters of Credit at sight denominated in any Approved Currency for the account of the Borrower or any Restricted Subsidiary of the Borrower and to amend or renew Letters of Credit previously issued by it, in accordance with Section 2.03(b), and (2) to honor drafts under the Letters of Credit and (B) the Revolving Credit Lenders severally agree to participate in Letters of Credit issued pursuant to this Section 2.03; provided that no L/C Issuer shall be obligated to make any L/C Credit Extension with respect to any Letter of Credit, and no Lender shall be obligated to participate in any Letter of Credit if as of the date of such L/C Credit Extension ~~if~~ (x) the Revolving Credit Exposure of any Revolving Credit Lender would exceed such Lender’s Revolving Credit Commitment, (y) the Outstanding Amount of the L/C Obligations in respect of Letters of Credit issued by such L/C Issuer would exceed such L/C Issuer’s L/C Commitment unless such L/C Issuer agrees to exceed its L/C Commitment in its sole discretion, subject to compliance with the immediately succeeding clause (z) or (z) the Outstanding Amount of the L/C Obligations would exceed the Letter of Credit Sublimit.  Within the foregoing limits, and subject to the terms and conditions hereof, the Borrower’s ability to obtain Letters of Credit shall be fully revolving, and accordingly the Borrower may, during the foregoing period, obtain Letters of Credit to replace Letters of Credit that have expired or that have been drawn upon and reimbursed.  All Existing Letters of Credit shall be deemed to be issued hereunder in the name of the Borrower for the benefit of the Borrower or Restricted Subsidiary of the Borrower in whose name such Existing Letter of Credit is outstanding immediately prior to the Closing Date and shall constitute Letters of Credit subject to the terms hereof.”

B.Each Revolving Credit Lender and each L/C Issuer approve and ratify, for the avoidance of doubt, that all outstanding letters of credit outstanding on the Amendment No. 13 Effective Date (as defined below) issued by the L/C Issuers are deemed Letters of Credit under the Amended Credit Agreement. Except as specifically amended by this Amendment, the Amended Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
Article II

Representations and Warranties

The Borrower represents and warrants, as of the Amendment No. 13 Effective Date, to the Administrative Agent, the Revolving Credit Lenders and the L/C Issuers that this Amendment has been duly executed and delivered by the Borrower and constitutes the legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except to the extent that the enforceability thereof may be limited by Debtor Relief Laws and by general principles of equity.
Article III

Conditions to Effectiveness

This Amendment shall become effective on the date (the “Amendment No. 13 Effective Date”) on which the Administrative Agent (or its counsel) shall have received from the Borrower, each Revolving Credit Lender, each L/C Issuer and the Administrative Agent a counterpart of this Amendment signed on behalf of such party. The Amendment No. 13 Effective Date has occurred on the date first written above.
Article IV

Miscellaneous

A.Credit Agreement. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent, the Borrower or any other Loan Party under the Amended Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Amended Credit Agreement or any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect after giving effect to this Amendment. After the Amendment No. 13 Effective Date, any reference to the Credit Agreement shall mean the Existing Credit Agreement as modified hereby. This Amendment shall constitute a “Loan Document” for all purposes of the Amended Credit Agreement and the other Loan Documents.
B.No Novation. This Amendment shall not extinguish the Obligations for the payment of money outstanding under the Amended Credit Agreement or discharge or release the lien or priority of any Loan Document or any other security therefor or any guarantee thereof and the liens and security interests existing immediately prior to the Amendment No. 13 Effective Date in favor of the Collateral Agent for the benefit of the Secured Parties securing payment of the Obligations are in all respects continuing and in full force and effect with respect to all Obligations. Except as expressly provided, nothing herein contained shall be construed as a substitution or novation, or a payment and reborrowing, or a termination, of the Obligations outstanding under the Amended Credit Agreement or instruments guaranteeing or securing the same, which shall remain in full force and effect, except as modified hereby or by instruments executed concurrently herewith. Nothing expressed or implied in this Amendment or any other document contemplated hereby shall be construed as a release or other discharge of any Loan Party under the Amended Credit Agreement or any Loan Document from any of its obligations and liabilities thereunder, and except as expressly provided, such obligations are in all respects continuing with only the terms being modified as provided in this Amendment.
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C.Successors and Assigns. This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto (it being understood that rights of assignment of the parties hereto are subject to the further provisions of Section 10.07 of the Amended Credit Agreement).
D.Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. The provisions of Sections 10.15(b) and 10.16 of the Amended Credit Agreement are incorporated herein and apply to this Amendment mutatis mutandis.
E.Counterparts. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A set of counterparts executed by all the parties hereto shall be lodged with the Borrower and the Administrative Agent. This Amendment and the transactions contemplated hereby shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
F.Headings. The headings of the several sections and subsections of this Amendment are inserted for convenience only and shall not in any way affect the meaning or construction of any provision of this Amendment.
G.Severability. Any provision of this Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction. The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions, the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
H.[Signature Pages Follow]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective authorized officers as of the day and year first written above.

LEGENCE HOLDINGS LLC, as the Borrower
By:	/s/ Stephen Butz
Name: Stephen Butz
Title: Chief Financial Officer

[Signature Page – Amendment No. 13]

JEFFERIES FINANCE LLC, as Administrative Agent
By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Managing Director

JEFFERIES FINANCE LLC, as a Revolving Credit Lender and an L/C Issuer
By:	/s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Managing Director
[Signature Page – Amendment No. 13]

GOLDMAN SACHS BANK USA, as a Revolving Credit Lender and an L/C Issuer
By:	/s/ Thomas Manning
Authorized Signatory: Thomas Manning

[Signature Page – Amendment No. 13]

BANK OF AMERICA, N.A., as a Revolving Credit Lender and an L/C Issuer
By:	/s/ Geoff Blair
Name: Geoff Blair
Title: Director

[Signature Page – Amendment No. 13]

BANK OF MONTREAL, as a Revolving Credit Lender and an L/C Issuer
By:	/s/ Dmitry Lepenkov
Name: Dmitry Lepenkov
Title: Director

[Signature Page – Amendment No. 13]

BARCLAYS BANK PLC, as a Revolving Credit Lender and an L/C Issuer
By:	/s/ Charlene Saldanha
Name: Charlene Saldanha
Title: Director

[Signature Page – Amendment No. 13]

MUFG BANK, LTD., as a Revolving Credit Lender and an L/C Issuer
By:	/s/ Richard Zhang
Name: Richard Zhang
Title: Vice President

[Signature Page – Amendment No. 13]

ROYAL BANK OF CANADA, as a Revolving Credit Lender and an L/C Issuer
By:	/s/ Sayab Ayub
Name: Sayab Ayub
Title: Authorized Signatory

[Signature Page – Amendment No. 13]

SOCIÉTÉ GÉNÉRALE, as a Revolving Credit Lender and an L/C Issuer
By:	/s/ Pranav Chandra
Name: Pranav Chandra
Title: Managing Director

[Signature Page – Amendment No. 13]